Exhibit 99.1 Wells Fargo S e c u r i t i e s R e s e a r c h , E c o n o m i c s & S t r a t e g y M i d s t r e a m a n d U t i l i t y S y m p oBarclays s i u m Midstream Corporate Access Days March 5-6, 2019 December 5, 2018

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

Introduction

Last Year, NuStar Completed Its Stepped Plan to Achieve the Characteristics Demanded by the MLP Sector Strong Coverage Lower Leverage IPO Date: 4/16/2001 Common Unit Price (3/1/19): $26.13 Annualized Distribution/Common Unit: $2.40 Yield (3/1/19): 9.2% Simplified Structure/ Market Capitalization: $2.8 billion Governance Enterprise Value: $7.2 billion Credit Ratings Moody's: Ba2/Negative NYSE: NS S&P: BB/Negative Fitch: BB/Negative No IDR Burden Maximized Self- Funding 4

In 2018, We Met, or Surpassed, All of Our Goals We surpassed our year-end coverage target We lowered our leverage to our three-year target in a single year We executed on our 2018 strategic capital program, efficiently and effectively We developed a number of new projects for future growth, building on both our Permian and legacy assets We operated safely and efficiently, and we again achieved some of the best HSE statistics in the industry 5

# With Our High-Quality Assets, NuStar is Now Poised to Execute on Permian-Driven Growth Opportunities and to Continue Optimizing Our Legacy Assets

## Current Profile

- Total Enterprise Value: ~$7B
- Total Assets: ~$7B
- Total Pipeline Miles: ~9,800
- Total Storage Capacity: ~88MMbbls
- Volumes Handled(1):
  - 1.5 MMBPD pipeline volumes
  - 355 MBPD storage throughput terminal volumes

## NuStar has:

- Highly integrated U.S. pipeline & terminal systems
- Significant crude oil footprint in the Midland Basin of the Permian
- First-class Gulf Coast export facilities
- Minimal direct exposure to commodity prices



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Caribbean
St. Eustatius
Legend
Headquarters
Refined Product Terminals
Crude Oil Pipeline Storage
Crude Oil Storage Facilities
Origin/Termination Points
Central West Crude Oil Pipelines
Central West Refined Products Pipelines
North Pipeline
East Pipeline
Ammonia Pipeline

*(1)Average daily Pipeline Segment and Storage Segment volumes for the quarter ending 12/31/18.*

6

The Permian Basin: Phenomenal Growth Driving Midstream Opportunities

The U.S. is Now the Global Leader in Crude Production, Thanks in Large Part to the Permian Basin’s Tremendous Growth U.S. total crude production grew to 11.0 MMBPD in 2018, U.S. Shale Crude Production exceeding Russia and Saudi (2015-2023) Arabia MMBPD U.S. shale production growth is expected to continue to ramp up, due almost entirely to the strength of production in the Permian The Permian Basin’s growth and growth expectations are unprecedented:  Expected to be a record 4.2 MMBPD by year end 2019, over 30% of the nation’s total shale output  Projected to exceed 4.7 MMBPD by end of 2020 and to surge to 8.0 to 10.0 MMBPD by 2030 Source: EIA, Rystad Energy 8

A Massive Oil Basin of Epic Proportions… If the Permian Basin were a country, it would rank #7 among the world’s top liquids producers  A pool of more recoverable oil than any field in the world except for Saudi Arabia’s Ghawar  250 miles wide, 300 miles long (75,000 square miles)  The Wolfcamp Formation alone is estimated to hold 20 billion barrels of oil The world’s hottest oil basin  Several majors and many E&P firms have shifted resources away from other plays to focus on the Permian ➢ Even with oil in a $50 price environment, analysts see no immediate challenges to well economics and expect Permian investments to continue to provide double-digit returns in 2019  Currently accounts for 55% of nation’s active oil rigs Source: EIA, Baker Hughes, Rystad Energy 9

Even at $50 WTI, the Permian is Expected to Continue to Grow, in 2019 and Beyond 2019 Pricing Forecasts Forecasted oil prices for $70.00 the rest of 2019 remain $65.00 above, and in some $60.00 cases, well above, $55.00 $50.00 current prices Q1 Q2 Q3 Q4 2019 According to industry EIA ESAI JP Morgan Bloomberg Consensus Wells Fargo experts, the resilience MBPD Permian Basin oil production sensitivity through 2020 and efficiency of the 7,000 Permian continues to 6,000 5,000 produce healthy growth 4,000 even at $50 WTI 3,000 2,000 1,000 0 Source: Bloomberg (2/28/2019), EIA (2/12/2019), ESAI (1/31/2019), JP Morgan (2/25/2019), Wells Fargo (2/6/2019); Incremental new (WTI@70) Incremental new (WTI@60) and Rystad Energy’s “Shale Trends Report- November 2018” New (WTI@50) Historical 10

Producers Remain Bullish on Permian Growth, Strength & Resiliency “We increased production 36% year-over-year driven by a 41% increase in oil volume.” “Moving to 2019, we trimmed our capital budget versus “The average rate of return of this premium resource is 68% and previously described expectations in December and we we have 40 years of runway at our current pace. Our capital still expect to grow production 27% year-over-year…” program in 2019 is directed to these locations.” “We delivered an ROCE for the year of about 9%. That’s significantly up from the 4% level that we had in 2017. “Production in the fourth quarter was 377,000 barrels per day, That's clearly a sign of high-return wells high-return margins up 172,000 barrels per day or 84% relative to the same that eventually hit the bottom line.” quarter last year. Annual production was up more than 70%.” “During the fourth quarter, we transported about 175,000 “In just two years, we've doubled our rig count, increased our barrels a day to the Gulf Coast about -- of which about 80% resource base, decreased unit development and operating of those barrels were exported internationally, with 60% of costs and more than doubled our production.” those barrels going to Europe and 40% to Asia.” “Production in the Permian increased another 12% relative to the third quarter and was up 93% from the fourth quarter of last year.” “In the Permian, we continue to expand and accelerate activities.” Source: Earnings Call Transcripts (February 2019) 11

The Permian’s Track Record, Along With Its Projected Growth, is Driving Midstream Growth Opportunities, In the Basin and Beyond With statistics like the Permian’s, it’s no surprise the Basin is the genesis for the majority of, as well as the strongest, growth opportunities for midstream MLPs NuStar’s focus is on two out of three major Permian growth areas that fit our capital program requirements and strategic plan: Intra-basin opportunities • Gathering, storing and transporting Permian barrels to regional hubs Long-haul opportunities • Transporting Permian barrels to larger market hubs with new-build lines and expansions Export opportunities • Exporting Permian barrels from Gulf Coast export facilities Beyond these major opportunity areas, the Permian’s growth has also created some significant “spillover” opportunities for NuStar 12

# *INTRA-BASIN OPPORTUNITIES*: Our Permian Crude System Continues to Outpace the Permian Basin and Prove Itself "*Core of the Core*"



System Throughput Growth is Outpacing the Permian Basin
Cumulative Monthly Growth (%)
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
180%
73%
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
NS Growth
Permian Growth

- **Our system spans five of the six most active counties in the prolific Midland Basin***
  - Over 500,000 dedicated across
  - 5MM acres of *Areas of Mutual Interest*, or AMI
- **Our system provides our customers with excellent access to multiple downstream end markets**
  - Delivery points and flow assurance into Big Spring, Midland and Colorado City
- **We have expanded our system to keep pace with our producers' growth**
  - ~825 miles of pipeline with 1MMbbls of storage capacity
  - ~200 well connection sites (almost doubled since the May 2017 acquisition) – we plan to connect an additional ~50 connections this year
  - Current capacity of 460MBPD, with 100MBPD expansion planned in 1H 2019

* See Appendix for detailed map of the system

Source: EIA Drilling Productivity Report

13

INTRA-BASIN OPPORTUNITIES: Our Permian System’s Receipts and EBITDA Are Growing Rapidly We expect to achieve throughput of 450MBPD by year-end 2019 $30 327 350 314 300 $25 266 250 $20 211 187 200 $15 159 139 $27 $27 150 $10 $19 100 $14 $12 $12 $5 50 $7 $0 0 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 EBITDA ($MM) System Receipts (MBPD) Source: EIA Drilling Productivity Report 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 14

# *EXPORT OPPORTUNITIES*: Long-Haul Pipelines Will Bring an Additional 2.0MMBPD Capacity to Corpus Christi…

- **By mid-2020, Cactus II, Gray Oak and EPIC are scheduled to bring an additional 2.0MMBPD capacity to Corpus Christi**
- **The Port of Corpus Christi offers:**
  - ❑ a cost-effective alternative to Houston's congestion
  - ❑ The deepest draft on the Texas coast, even in advance of scheduled Port dredging projects
- **As these new long-haul pipelines commence interim service and ramp up to full service, Permian producers will have the capacity out of the basin to increase production at a more rapid rate**


Permian Basin
Cactus
EPIC
Gray Oak
NUSTAR CCNB
www.rbnenergy.com
RBN Energy


Corpus Christi
Ingleside Inset
Oxy Moda
Flint Hills
Nueces Bay
Corpus Christi Inner Harbor
Flint Hills West
Buckeye
CCI
Plains
Pin Oak
Valero W
Buckeye
CITGO W
Plains
Magellan
Valero E
Magellan
CITGO E
Flint
Flint
NuStar

*Refineries: Gray outlines represent refineries and black circles represent refinery docks;*
*Terminals: Outlines in color represent terminals. Red circles represent Port docks, and other circles represent private docks*

Source: Rystad Energy, Wells Fargo, Baker & O'Brien

15

EXPORT OPPORTUNITIES: … And Those Incremental Permian Barrels Are Expected to be Exported From the Port of Corpus Christi While the Gulf Coast is home to 45% of U.S. Gulf Coast Oil Exports by Hub U.S. refining capacity, regional refiners’ (Quarterly Exit Rate- MMBPD) 6.0 appetite for light, sweet crude is already 0.6 0.6 largely satiated, unless refiners prioritize 0.4 0.2 investments in upgrades 5.0 0.4 0.1 0.4 0.4 0.5 1.1 1.2 Because of this regional supply/demand 1.2 1.2 1.3 1.0 0.2 1.1 1.2 4.0 0.5 0.4 1.0 imbalance, most analysts expect 0.5 0.6 0.4 incremental Permian crude production 0.5 1.5 1.4 0.4 1.5 1.5 growth will be exported out of the 3.0 1.6 1.4 1.4 0.3 1.5 1.5 1.3 1.3 region to supply refineries elsewhere in 0.7 0.4 1.2 0.5 1.0 the U.S. and around the globe 0.5 0.8 2.0 0.5 0.5 0.2 In 2018, Corpus Christi represented 21% 0.4 0.8 0.5 0.2 0.4 2.5 2.6 of annual average total Gulf Coast 1.2 2.4 2.4 2.3 0.4 1.1 2.1 2.1 2.1 2.2 2.2 2.3 2.2 1.0 0.9 2.0 exports of approximately 2.0MMBPD, 0.2 0.8 0.8 1.6 0.3 0.6 0.2 but by year-end 2019, its share will 0.1 0.5 0.6 0.6 0.1 0.3 0.4 0.4 0.4 increase to 37% of annual average total 0.0 Gulf Coast oil exports of approximately 3.2MMBPD Corpus Christi Houston Nederland Louisiana Source: EIA, Rystad Energy 16

# *EXPORT OPPORTUNITIES*: Our Corpus Christi Dock Facility Positions NuStar as a "First Mover" for the "Last Mile" for Permian Long-Haul Barrels...

- **NuStar's Corpus Christi North Beach (CCNB) facility has the current capacity- both storage and export dock- to handle the leading edge of the impending wave of Permian long-haul barrels with:**
  - 3.3MMbbls of segregated crude storage capacity (Expandable to ~4.3MMbbls)
  - Four docks with a combined 100Mbbls per hour loading capacity
  - Located at entrance to Port, which saves customers an estimated four to six hours over competing facilities
  - Ability to accommodate Suezmax vessels


1.0MMbbls
Joe Fulton Int'l Trade Corridor
1.7MMbbls
0.6MMbbls
Texaco St
Avenue F
Elm St
Coastal Ave
Breakwater Ave
E Surfside Blvd
Pearl St
Dock 15 (Suezmax)
Dock 16 (Panamax)
Dock 2 Inland Barge
Dock 1 (Suezmax)

***In-bound Capacity*** → ***Storage Capacity*** → ***Out-bound Capacity***

**In-bound Capacity**
**Current total: 480MBPD**
- **STCS 16" Pipeline- 240MBPD**
- **Harvest 16" Pipeline- 240MBPD**

**Storage Capacity**
**Current total: 3.3MMbbls**

**Out-bound Capacity**
**Current total: 1.1MMBPD**
- **Ship docks- 750MBPD to 1.0MMBPD**
- **Refinery pipeline- 100MBPD**

17

EXPORT OPPORTUNITIES : ...And Our Project for Trafigura Utilizes Our Existing Assets While Expanding Our Ability to Meet Growing Export Demand Trafigura’s four-year commitment to transport and store WTI on our South Texas System and our CCNB facility will support near- and longer-term projects:  Starting as soon as summer 2019, we are connecting PAA’s Cactus II pipeline to our South Texas system to transport WTI on our 16” existing pipeline from Taft to our CCNB facility  Construction, scheduled for in-service by year-end 2019: ➢ A new 30” pipeline from Taft to our CCNB facility – 3Q19 ➢ 600Mbbls of storage at CCNB, bringing our capacity at the facility to 3.9MMbbls (of which Trafigura will lease 1.6MMbbls) – 4Q19 NuStar CCNB We expect project spending to total approximately facility $100MM generating a multiple in the 2– 4X range We are in discussions to connect to other long-haul NS/PAA Taft connection point pipeline projects and with parties for additional NuStar’s new 30” pipeline commitments NuStar’s existing 16” pipeline Plains’ Cactus II pipeline We are exploring a connection to the Harbor Island crude Early-service connecting pipeline oil export facility with VLCC-loading capabilities 18

EXPORT OPPORTUNITIES : Our Connection Facility in Taft Will Establish Our Footprint in Taft, Texas, the Emerging South Texas Crude Oil Hub The Permian long-haul Taft pipeline projects were developed to maximize shippers’ Ingleside Harbor destination Island optionality, and Taft, Texas offers both geographic flexibility Corpus Christi and less expensive real estate  Taft’s location offers a jumping off point for connections on either side of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas) Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub 19

“SPILLOVER” OPPORTUNITIES: Beyond Its Role in Our Corpus Export Project, Our South Texas Crude System Benefits From the Inland WTI Price Differentials, Along With the System’s Contracted Eagle Ford T&D Volumes Last year, differentials widened on market concerns that the basin’s 2019 production trajectory will drive a near-term shortfall in long-haul takeaway capacity  Shippers looked to find ways to benefit from the price dislocation, and we saw volume increases from this dislocation  Through February, our system benefited from incremental barrels trucked from the Permian We now have T&D contracts for ~116MBPD on a system with 240MBPD capacity Last year, we renewed commitments for ~50MBPD with customers on our South Texas System 20

# *"SPILLOVER" OPPORTUNITIES* : We Are Supplying Permian Barrels to the Ardmore and McKee Refineries from Plains' Sunrise II Pipeline

- **In 2018, we provided our customer with optionality to supply the Ardmore and McKee refineries with Permian barrels from Plains' Sunrise II expansion**
  - Service to Ardmore – Expect ~85MBPD (similar volumes with higher tariff)
  - Service to McKee – Expect ~110MBPD (similar volumes and tariff)
- **We entered into an agreement with a customer to construct an additional connection to our Wichita Falls terminal to support increased volumes and move Permian barrels to both Ardmore and McKee refineries and third-party pipelines**
- **We have signed a long-term commitment to ship barrels between Wichita Falls, TX and Hewitt, OK to support deliveries**



PAA Assets
NS Assets
VLO Assets
Hooker
Clawson
VLO McKee
Borger
Carey
Centurion
Cushing
Red River Pipeline
VLO Ardmore
PAA WF
NS WF
Ringgold
Wasson
Sunrise
Basin
Permian Basin
Hewitt
Red River Pipeline
Longview

  - New service to Hewitt – Expect 55-65MBPD starting in May 2019 (incremental volume and tariff)
  - The projects help us serve our customers' needs and benefit from longer-haul tariff and incremental barrels

21

# *"SPILLOVER" plus EXPORT OPPORTUNITIES*: Our St. James Terminal is Benefiting From Price Dislocations Now and is Positioned to Participate in Export Growth in the Future

- **We have executed contracts for unit train off-loading driven by widening differentials out of the Permian, Western Canada and Bakken (expect five to 10 trains per month)**
- **We are also working to facilitate exports of barrels delivered via our existing and planned pipeline connections**
  - Capline's reversal would have potential to bring large volumes of Permian light barrels, along with heavy Canadian and Bakken crude, for use in regional refineries and export to other locations
  - Bayou Bridge will bring Permian light barrels, along with Bakken and heavy Canadian crude, either for export or local use
- **St. James is a large facility with room for expansion and three marine berths to capitalize on exports**
  - Export capabilities currently support light-loaded Suezmax vessels



**St. James Terminal:**

- **Three marine docks: ~75M barrels per hour (inbound)**
- **9.9MMbbls of crude oil storage**
- **Two unit train facilities**
- **~25M barrels per hour (outbound)**

22

Optimizing Our Legacy Assets

We Are Also Optimizing Our Mature Systems to Profit From Evolving Market Demand We continue to identify ‘micro- Central East – Council dislocations’ on our West Coast Biofuel: Bluffs: Estimated 2018 Investment: mature systems, and Investment: $38.0MM augment ~$70.0MM Multiple: 4-6X underutilized assets Multiple: 5-7X with projects and bolt-on acquisitions Northern Mexico Supply: Estimated Investment: ~$190MM Multiple: 6-8X 24

Our Projects to Facilitate Export of Refined Products to Supply Northern Mexico Are Progressing on Schedule Northern Mexico Several years ago, we recognized the Supply: Estimated growing need for refined products Investment: to supply to Mexico ~$190MM  In response, we developed projects to fulfill that growing demand and Multiple: 6- 8X expand use of underutilized assets in south Texas Projects update:  Nuevo Laredo Project for Valero ➢ Early ULSD service scheduled to start in Q2 2019 ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion should be completed by February 2020  Valley Pipeline Expansion for major customer ➢ Receiving facility in Matamoros is expected to be in service in Q4 2019 ➢ NuStar’s project is on schedule and expected to be in service in Q3 2019 25

# The West Coast's Aggressive Carbon Emissions Reduction Goals Have Catalyzed Market Dislocations That Our West Coast Assets Are Well-Positioned to Address

**West Coast Biofuel**: Estimated Investment: ~$70.0MM

Multiple: 5- 7x

Multiple projects coming online from 2019-2021



Tacoma
Vancouver
Portland
Midwest Supply
Stockton
International Exports
Selby
Pittsburg
NV and AZ Exports
Singapore Supply
Wilmington
Gulf Coast Supply

- **Regulatory priorities on the West Coast are dramatically increasing demand for biofuels, which require import and storage, and are likely to drive exports of petroleum diesel in the future**
- **At the same time, obtaining permits for greenfield project in the region is difficult, which increases the value of existing assets**
- **Our terminal facilities have the access to rail, marine and truck-loading facilities necessary to receive biofuels from outside the region and to provide a base for distribution of biofuel products across the West Coast region**

**Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives**



Diesel Volume, Thousand BPD
250
200
150
100
50
0
Gasoline Volume, Thousand BPD
1020
1000
980
960
940
920
900
880
860
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Fossil Diesel
Biomass-Based + Renewable Diesel
CaRFG
Source: IHS Markit
© 2018 IHS Markit

26

We Have Worked With Key Customers to Develop Low-Capital Renewable Fuels Storage Projects at Several of Our West Coast Facilities to Meet Regional LCFS Mandates Through these projects, we are capturing market share, building important customer relationships and achieving higher storage rates than are attainable for non-LCFS products 2019 2020 2021 Convert three tanks, 68,000 shell barrels, from fuel oil to ULSD and biodiesel service Portland Convert 7,000 shell barrels to renewable diesel service and 25,000 shell barrels to ULSD services Construct new truck-loading bay to accommodate additional Selby renewable diesel loading requirements Convert 30,000 shell barrels to biodiesel service Convert 28,000 shell barrels to renewable diesel service and increase renewable diesel-capable rail sports from five to 15 Stockton Convert 151,000 shell barrels to renewable diesel service Provide pipeline connections to ethanol rail loading facility to receive 180-car unit trains Convert 80,000 shell barrels from fuel oil to renewable diesel storage Wilmington and reconfigure dock for enhanced marine capability 27

We Have Increased EBITDA and Market Share For Our Central East-Refined Products System With Targeted, Low-Capital Projects In the past six years, we have been able to increase the system’s EBITDA by over 60%, with limited capital spending We offer both significant pipeline connectivity and excellent customer service The pipeline system and 22 supporting terminals serve multiple refining/co-op customers in PADD II Through our Council Bluffs acquisition last year, we have expanded our footprint, which has allowed us to expand both our leased storage and our menu of proprietary additive and blending services Central East- Council Bluffs: 2018 Investment: We plan to continue to broaden our $38.0MM services to meet our customers’ needs and Multiple: 4- 6X compete in the market with bio-diesel service, rail receipt and loading optionality 28

Potential Up-Side for Legacy Storage Assets From IMO 2020? While the full implications remain to be seen, IMO 2020 may present storage opportunities, through additional segregations, that we have not forecasted NuStar has strategically located storage assets in the Gulf Coast, East Coast and the Caribbean, some of which may have capacity available in the late 2019 and 2020 to capture IMO 2020-driven demand 29

Summary

This Year, We Will Continue Building on Our Foundational Strengths to Ensure Strong, Stable Growth in the Future Strong Coverage Low Leverage Maximum Self-Funding Simplified Structure No IDRs Disciplined Project Management Quality Assets Safe, Efficient Operations 31

Appendix

Our Permian Crude System is “Core of the Core” 33

Our Work in 2018 Positioned NuStar For Growth; in 2019, We Are Focused on Disciplined Spending and Project Execution and Continuing to Improve Our Metrics We are carefully evaluating projects and managing costs to ensure two things: 1. We maintain our financial strength and further lower our leverage 2. We continue to grow our EBITDA with high-return projects $2,000 Strategic Capital Spending $1,789 2012- 2019E ($MM) $1,500 Majority of 2019 spending: ▪ Permian Permian System (~$185MM) Crude ▪ $1,000 System N. Mexico (~$155MM) $1,462 ▪ CCNB Exports (~$85MM) $690 Council Bluffs Acquisition $38M $500 $316 $431 $143 $262 $500 to $374 $96 $380 $302 $328 $288 $327 $550 $166 $0 2012 2013 2014 2015 2016 2017 2018 2019 Forecast Internal Growth Acquisitions Post-2019, we expect to return to annual historic spending rate C O N F I D E N T I A L 34

We Have No Significant Debt Maturities Until 2020 $1,500 Debt Maturities (As of 12/31/2018) Receivables Financing $1,257 ($MM) $1,250 $62 Sub Notes GO Zone Financing $1,000 $450 Senior Unsecured Notes Revolver $750 $500 $745 $250 $550 $365 $403 $300 $250 $0 2019 2020 2021 2022 2027 2038-2041 2043 We repaid our $350MM 7.65% senior unsecured notes that matured in April 2018 with our revolver, but we plan to issue up to $500MM new senior unsecured notes We applied the $270MM of proceeds from our sale of the European assets in the fourth quarter of 2018 to our revolver balance, which allows us to reduce leverage and redeploy capital to invest in low-multiple projects 35

Capital Structure as of December 31, 2018 ($ in Millions) $1.75B Credit Facility $745 Series D Preferred Units $564 NuStar Logistics Notes (4.75%) 250 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.80%) 450 Common Equity and AOCI 1,502 NuStar Logistics Notes (5.625%) 550 Total Equity 2,822 NuStar Logistics Notes (6.75%) 300 Total Capitalization $5,952 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 62 Short-term Debt & Other 5 Total Debt $3,130 As of December 31, 2018:  Credit facility availability ~$650MM  Debt-to-EBITDA ratio1 4.05x 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 36

Reconciliation of Non-GAAP Financial Information 37

Reconciliation of Non-GAAP Financial Information (continued) 38

Reconciliation of Non-GAAP Financial Information (continued) 39